UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2021

CompoSecure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39687	85-2749902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street

Somerset, New Jersey 08873

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (908) 518-0500

Roman DBDR Tech Acquisition Corp.

2877 Paradise Rd. #702

Las Vegas, NV 89109

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CMPO	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	CMPOW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 29, 2021, CompoSecure, Inc. (formerly known as Roman DBDR Tech Acquisition Corp.) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of its business combination among Roman DBDR Tech Acquisition Corp., Roman Parent Merger Sub, LLC, and CompoSecure Holdings, L.L.C., and related matters under Items 1.01, 2.01, 2.03, 3.02, 5.01, 5.02, 5.06, and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the business combination under Items 3.03, 4.01, 5.03 and 5.05 of Form 8-K and all information and exhibits included in the Original Report continue to apply, as supplemented by this Current Report on Form 8-K. Interested parties should refer to the Original Report for more information about the business combination. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Business Combination, New CompoSecure filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted its Second Amended and Restated Bylaws.

Copies of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On December 27, 2021, the Audit Committee of the Board dismissed Marcum LLP (“Marcum”), Roman DBDR’s independent registered public accounting firm prior to the Business Combination, as New CompoSecure’s independent registered public accounting firm.

The report of Marcum on the financial statements of Roman DBDR as of December 31, 2020, and for the year ended for the period from August 21, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from August 21, 2020 (inception) to December 31, 2020 and subsequent interim period through December 27, 2021, there were no disagreements between Roman DBDR and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on Roman DBDR’s financial statements for such period.

On May 25, 2021, Roman DBDR filed an Annual Report on Form 10-K/A (Amendment No. 1) to amend its Annual Report on Form 10-K for the period ended December 31, 2020, originally filed with the SEC on March 29, 2021, to restate its financial statements as of December 31, 2020 and for the period from August 21, 2020 (inception) through December 31, 2020 (the “First Restatement”). On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “Public Statement”), which discusses accounting for certain warrants as liabilities. Roman DBDR previously accounted for its warrants as equity instruments. Roman DBDR’s management evaluated its warrants against the Public Statement and determined that the warrants should be accounted for as liabilities. Accordingly, Roman DBDR’s financial statements as of December 31, 2020 were restated to correct the accounting and related disclosure for the warrants.

On November 22, 2021, Roman DBDR filed an Annual Report on Form 10-K/A (Amendment No. 2) to amend its Annual Report on Form 10-K for the period ended December 31, 2020, originally filed with the SEC on March 29, 2021, to restate its financial statements as of December 31, 2020 and for the period from August 21, 2020 (inception) through December 31, 2020 (the “Second Restatement” and together with the First Restatement, the “Restatements”). In connection with the preparation of Roman DBDR’s financial statements as of September 30, 2021, Roman DBDR’s management, in consultation with its advisors, identified an error made in certain of its previously issued financial statements, arising from the manner in which, as of the closing of Roman DBDR’s initial public offering, Roman DBDR valued its Class A common stock subject to possible redemption. Roman DBDR’s management has concluded that the redemption value of its shares of its Class A common stock subject to possible redemption should reflect the possible redemption of all shares of its Class A common stock. As a result, Roman DBDR’s management has noted a reclassification error related to temporary equity and permanent equity. This has resulted in a restatement of the initial carrying value of the shares of its Class A common stock subject to possible redemption, with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and shares of its Class A common stock. In connection with the Second Restatement, Roman DBDR’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the Restatement. As a result of that reassessment, Roman DBDR’s management determined that its disclosure controls and procedures for such periods were not effective due to a material weakness in internal control over financial reporting.

Other than the Restatements and the material weakness, during the period from August 21, 2020 (inception) to December 31, 2020 and subsequent interim period through December 27, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

New CompoSecure has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish New CompoSecure with a letter addressed to the SEC stating whether it agrees with the statements made by New CompoSecure set forth above. A copy of Marcum’s letter, dated December 29, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On December 27, 2021, the Audit Committee of the Board approved the engagement of Grant Thornton LLP (“Grant Thornton”) as New CompoSecure’s independent registered public accounting firm to audit New CompoSecure’s consolidated financial statements as of and for the year ending December 31, 2021. Grant Thornton served as independent registered public accounting firm of CompoSecure prior to the Business Combination. During the period from August 21, 2020 (inception) to December 31, 2020 and subsequent interim period through December 27, 2021, New CompoSecure did not consult with Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Grant Thornton concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above). Grant Thornton has previously served as CompoSecure’s independent registered public accounting firm since 2015.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on December 27, 2021, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers, and directors of New CompoSecure. A copy of the Code of Business Conduct and Ethics can be found in the Investors section of New CompoSecure’s website at https://ir.composecure.com/.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of CompoSecure, Inc.

3.2	Second Amended and Restated Bylaws of CompoSecure, Inc.

16.1	Letter from Marcum LLP to the SEC, dated December 29, 2021.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSECURE, INC.

By:	/s/ Timothy Fitzsimmons
Name: Timothy Fitzsimmons
Title: Chief Financial Officer

Dated: December 29, 2021